Exhibit 32.1

CERTIFICATION OF CEO PERSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I J. Michael Lawrie, President and Chief Executive Officer of Computer Sciences Corporation (the "Company") hereby certify that:

1.
The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 28, 2013 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Computer Sciences Corporation

Dated:	August 6, 2013	/s/ J. Michael Lawrie
J. Michael Lawrie President and Chief Executive Officer

This certification should accompany the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.